RS Investment Trust

Supplement to Prospectus Dated October 9, 2006

RS Diversified Growth Fund

On May 1, 2007, the name of RS Diversified Growth Fund will be changed to "RS Select Growth Fund". In addition, effective May 1, 2007, the Fund's portfolio managers will be Stephen Bishop, James Callinan, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy.

Effective May 1, 2007, the Fund's principal investment strategies, principal investments, and principal risks will be as follows:

Principal Investment Strategies

The Fund typically invests in a portfolio of small-capitalization growth-oriented companies. Although the Fund is a diversified mutual fund, the Fund will likely hold a limited number of securities. RS Investments currently expects that the Fund will normally hold between 40 and 60 securities positions.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•  whether the company has the potential for strong and sustainable revenue and earnings-per-share growth;

•  whether the company can achieve and sustain a long-term competitive advantage in what RS Investments considers a growth industry or a niche in an established industry;

•  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

•  the price of the security appears high in light of the company's long-term prospects;

•  the company's business fundamentals turn negative;

•  another investment may offer a better opportunity.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund invests principally in equity securities of companies with market capitalizations (at time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $4.6 billion, based on the size of the largest company on March 31, 2007). The Fund may hold investments in companies whose market capitalizations exceed the preceding parameter due to appreciation or acquisitions by those companies after the Fund's purchase of their securities. The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

•  Equity Securities Risk The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

•  Investment Style Risk A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•  Small and Midsized Companies Risk Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•  Limited Portfolio Risk To the extent the Fund invests its assets in a more limited number of issuers than most other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

•  Overweighting Risk Overweighting investments in an industry or a sector – such as the technology sector – increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

(Over)

RS Investment Trust

•  Underweighting Risk If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•  Technology Investment Risk Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

•  Portfolio Turnover Risk Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

•  Cash Position Risk To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

•  Liquidity Risk Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Portfolio Managers

Following is information regarding Mr. Bishop, Mr. Callinan, Ms. Chadwick-Dunn, Ms. Thacker, and Mr. Tracy, the portfolio managers of the Fund effective May 1, 2007, and John Seabern, the former portfolio manager of RS Diversified Growth Fund effective May 1, 2007:

Stephen J. Bishop (RS Investments) has been co-portfolio manager of RS Internet Age Fund® since February 2001, of The Information Age Fund® since July 2001, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

James L. Callinan (RS Investments) has managed RS Emerging Growth Fund since 1996 and has been a co-portfolio manager of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

Melissa Chadwick-Dunn (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

John H. Seabern (RS Investments) has been a co-portfolio manager of RS Growth Fund and of RS MidCap Opportunities Fund since May 2007. Mr. Seabern also served on the management team of RS Diversified Growth Fund (now known as RS Select Growth Fund) from August 1996 until May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

Allison K. Thacker (RS Investments) has been a co-portfolio manager of RS Internet Age Fund® and The Information Age Fund® since April 2003, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

April 10, 2007